Intangible Assets	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Intangible Assets

6. INTANGIBLE ASSETS

Intangible assets consisted of the following at December 31, 2019 and 2018 (in thousands):

	2019	2018

Patents and copyrights	$16,612	$18,350
Less accumulated amortization	(13,734)	(14,448)
	$2,878	$3,902

Amortization expense for each of the years ended December 31, 2019 and 2018 was approximately $0.6 million and $1.1 million, respectively.  For the years ended December 31, 2019 and 2018, we recorded losses on the disposal of intangible assets of approximately $0.4 million and $0.1 million, respectively.

Future estimated amortization expense for intangible assets that have remaining unamortized amounts as of December 31, 2019 is as follows (in thousands):

2020	$473
2021	416
2022	373
2023	329
2024	303
2025 and thereafter	984
Total	$2,878